Item 14(c) Exhibit #21

Corning Incorporated and Subsidiary Companies

Subsidiaries of the Registrant as of January 2, 1994 are listed below:

                                                             Percentage of
                                                        Corp. voting securities
No.               Name                                    owned by (Corp. No.)

1.   Corning Incorporated (New York)
2.   Corning Brasil Industria E Comercio Ltda. (Brazil)       100.00  (1)
3.   Corning Incorporated Foreign Sales Corporation
       (Virgin Islands)                                        90.91  (1)
                                                                9.09  (55)
4.   Corning International Corporation (Delaware)             100.00  (1)
5.   Corning France, S.A. (France)                             99.82  (4)
6.   Corning Glass International, S.A. (Panama)               100.00  (4)
7.   Corning Glass Taiwan Co., Ltd. (Taiwan)                  100.00  (6)
8.   Corning International Services, S.A. (Panama)            100.00  (6)
9.   Corning Venezolana, S.A. (Venezuela)                     100.00  (6)
10.  Corning GmbH (Germany)                                   100.00  (4)
11.  Corning Keramik GmbH (Germany)                           100.00  (10)
12.  Corning Keramik GmbH & Co. KG (Germany)                  100.00  (10)
13.  Corning (H.K.) Ltd. (Hong Kong)                          100.00  (4)
14.  DEFT Holding Ltd. (Hong Kong)                            100.00  (13)
15.  Corning Investments Inc. (Delaware)                      100.00  (4)
16.  Compania de Fibra Optica Telcor S.A. (Spain)              65.00  (15)
17.  WisLan S.A. (Uruguay)                                    100.00  (15)
18.  Corning Japan K.K. (Japan)                                78.74  (4)
19.  Corning Limited (United Kingdom)                         100.00  (4)
20.  Acecrest Ltd. (United Kingdom)                           100.00  (19)
21.  Corning A.B. (Sweden)                                    100.00  (19)
22.  Villabrook Ltd. (United Kingdom)                         100.00  (19)
23.  Corning Mexicana S.A. de C.V. (Mexico)                   100.00  (4)
24.  Teddington Company Ltd. (Bermuda)                        100.00  (4)
25.  Corning International K.K. (Japan)                       100.00  (1)
26.  Hazleton Laboratories Canada, Ltd. (Canada)              100.00  (1)
27.  Nutrisearch Biosystems Limited (United Kingdom)          100.00  (1)
28.  Beral Enterprises, Inc. (Delaware)                       100.00  (1)
29.  Biosym Technologies, Inc. (California)                   100.00  (1)
30.  Biosym Technologies GmbH (Germany)                       100.00  (29)
31.  Biosym Technologies Ltd. (United Kingdom)                100.00  (29)
32.  Biosym Technologies SARL (France)                        100.00  (29)
33.  Components Incorporated (Delaware)                       100.00  (1)
34.  Corning Asahi Video Products Company (New York)           51.00  (1)
35.  Corning Enterprises Inc. (New York)                      100.00  (1)
36.  Corning Europe Inc. (Delaware)                           100.00  (1)
37.  Costar Scientific Corporation (Delaware)                 100.00  (1)
38.  Costar Europe Ltd. (Delaware)                            100.00  (37)
39.  Costar GmbH (Germany)                                    100.00  (37)
40.  Costar Italia S.r.L. (Italy)                              99.50  (37)
41.  Costar International Sales Corporation (Virgin Islands)  100.00  (37)
42.  Costar/Nuclepore Canada Inc. (Canada)                    100.00  (37)
43.  Costar U.K. Ltd. (United Kingdom)                        100.00  (37)
44.  Dominique Dutsher, S.A. (France)                         100.00  (37)
45.  OCWC Corporation (Delaware)                              100.00  (1)
46.  Puget Sound Sensor, Inc. (Washington)                    100.00  (1)
47.  SAMCO Scientific, Inc. (Delaware)                        100.00  (1)

Subsidiaries of the Registrant as of January 2, 1994 are listed below:

                                                             Percentage of
                                                        Corp. voting securities
No.               Name                                    owned by (Corp. No.)

48.  Siecor Corporation (Delaware)                             50.00  (1)
49.  Cable Services, Inc. (Delaware)                          100.00  (48)
50.  Siecor Dominican Republic Inc. (Delaware)                100.00  (48)
51.  Siecor International Corporation (North Carolina)        100.00  (48)
52.  Siecor International Corporation (Virgin Islands)        100.00  (48)
53.  Siecor Puerto Rico, Inc.  (Delaware)                     100.00  (48)
54.  U.S. Precision Lens, Inc. (Ohio)                         100.00  (1)
55.  Corning Vitro Corporation (Delaware)                      51.00  (1)
56.  Corning Australia Pty. Ltd. (Australia)                  100.00  (55)
57.  Corning Brasil - Vidros Especiais Ltda. (Brazil)         100.00  (55)
58.  Corning Canada Inc. (Canada)                             100.00  (55)
59.  Corning Consumer GmbH (Germany)                          100.00  (55)
60.  Corning Consumer Limited (United Kingdom)                100.00  (55)
61.  Corning (Singapore) Pte. Ltd. (Singapore)                100.00  (55)
62.  Revere Ware Corporation (Delaware)                       100.00  (55)
63.  Corning Consumer, S.A. (France)                           51.00  (5)
64.  Corning Iberica S.A. (Spain)                             100.00  (63)
65.  Corning S.p.A. (Italy)                                   100.00  (63)
66.  N.V. Corning Benelux, S.A. (Belgium)                     100.00  (63)
67.  Corning Lab Services Inc. (Delaware)                     100.00  (1)
68.  Damon Clinical Laboratories, Inc. (California)           100.00  (67)
69.  Redwood Medical Laboratory (California)                  100.00  (68)
70.  Damon Reference Laboratories (California)                100.00  (67)
71.  Mason-Barron Laboratories, Inc. (Illinois)               100.00  (67)
72.  MetPath Inc. (Delaware)                                  100.00  (67)
73.  Advance Medical & Research Center Inc. (Michigan)        100.00  (72)
74.  MetPath Services Corp. (Michigan)                        100.00  (73)
75.  MetPath TPA, Inc. (Michigan)                             100.00  (73)
76.  Clinical Pathology Facility Inc. (Delaware)              100.00  (72)
77.  Associated Clinical Laboratories L.P. (Pennsylvania)      65.00  (76)
78.  DeYor CPF/MatPath, Inc. (Ohio)                           100.00  (76)
79.  Medical Management Systems Inc. (Pennsylvania)           100.00  (76)
80.  Southgate Medical Services, Inc. (Ohio)                  100.00  (76)
81.  Corning Pharmaceutical Services, Inc. (Delaware)         100.00  (72)
82.  Corning Lab Services Ltd. (United Kingdom)               100.00  (81)
83.  G.H. Besselaar Associates Ltd. (United Kingdom)          100.00  (82)
84.  G.H. Besselaar Associates CRU Ltd. (United Kingdom)      100.00  (83)
85.  Hazleton Europe Ltd. (United Kingdom)                    100.00  (82)
86.  Hazpen Trustees Ltd. (United Kingdom)                    100.00  (85)
87.  Microtest Research Ltd. (United Kingdom)                 100.00  (85)
88.  GHBA A.G. (Switzerland)                                  100.00  (81)
89.  G.H. Besselaar Associates (New Jersey)                   100.00  (81)
90.  G.H.B.A. (Dublin) Limited (Ireland)                      100.00  (89)
91.  PACT, Inc. (Pennsylvania)                                100.00  (89)
92.  Besselaar Clinical Research Units, Inc. (Florida)        100.00  (89)
93.  G.H. Besselaar Associates A.G. (Switzerland)             100.00  (81)
94.  G.H. Besselaar Associates GmbH (Germany)                 100.00  (81)
95.  G.H. Besselaar Associates Pty. Ltd. (Australia)          100.00  (81)
96.  G.H. Besselaar Associates S.A. (Belgium)                 100.00  (81)
97.  G.H. Besselaar Associates SARL (France)                  100.00  (96)
98.  Hazleton Corporation (Washington)                        100.00  (81)
99.  Hazleton Europe GmbH (Germany)                           100.00  (98)

Subsidiaries of the Registrant as of January 2, 1994 are listed below:

                                                             Percentage of
                                                        Corp. voting securities
No.               Name                                    owned by (Corp. No.)

100. Hazleton Washington, Inc. (Delaware)                     100.00  (98)
101. Hazleton Wisconsin, Inc. (Wisconsin)                     100.00  (98)
102. HRP, Inc. (Pennsylvania)                                 100.00  (98)
103. SciCor Inc. (Delaware)                                   100.00  (81)
104. Damon Investment Holdings, Inc. (Delaware)               100.00  (72)
105. DPD Holdings, Inc. (Delaware)                            100.00  (72)
106. D.L. Acquiring Corporation (Georgia)                     100.00 (105)
107. MetWest Inc. (Delaware)                                  100.00 (105)
108. Clark Clinical Laboratories Inc. (California)            100.00 (107)
109. International Laboratories Holdings Corp. (Delaware)     100.00  (72)
110. MetPath Europe Limited (United Kingdom)                  100.00  (72)
111. MetPath (U.K.) Ltd. (United Kingdom)                     100.00 (110)
112. MetPath Investment Company, Inc. (Delaware)              100.00  (72)
113. MetPath New England, Inc. (Massachusetts)                100.00  (72)
114. MetPath of Delaware, Inc. (Delaware)                     100.00  (72)
115. MetPath of Florida Inc. (Florida)                        100.00  (72)
116. Nomad-Massachusetts, Inc. (Massachusetts)                100.00  (72)
117. Analisis S.A. (Mexico)                                   100.00 (116)
118. Laboratorios Clinicos de Mexico, S.A. de C.V. (Mexico)   100.00 (116)
119. Laboratorios de Analisis Biomedicos, S.A. (Mexico)       100.00 (116)
120. Laboratorios de Frontera Polanco, S.A. de C.V. (Mexico)  100.00 (116)
121. Servicios de Laboratorio, S.A. de C.V. (Mexico)          100.00 (116)
122. Trans United Casualty and Indemnity Insurance Company
       (Cayman Islands)                                       100.00  (72)
123. Invoptic S.A. (France)                                   100.00  (5)

Companies accounted for under the equity method:

124. CALP S.p.A. (Italy)                                       23.10  (4)
125. Eurokera S.N.C. (France)                                  50.00  (5)
126. Keraglass (France)                                        50.00  (5)
127. Morgane S.A. (France)                                     40.00  (5)
128. Samcor Glass Limited (India)                              50.00  (5)
129. Sicover, S.A. (France)                                    50.00  (5)
130. Siecor GmbH (Germany)                                     50.00  (10)
131. TEFOSA (Spain)                                            47.29 (130)
132. Siecor GmbH & Co. KG (Germany)                            50.00  (10)
133. International Hau-Mei Glass Engineering Co., Ltd.
       (Peoples Republic of China)                             50.00  (15)
134. Optical Waveguides Australia Pty. Ltd. (Australia)        50.00  (15)
135. Pittsburgh Corning Europe N.V. (Belgium)                  50.00  (15)
136. Deutsche Pittsburgh Corning GmbH (Germany)               100.00 (135)
137. Pittsburgh Corning France SARL (France)                  100.00 (135)
138. Pittsburgh Corning GmbH (Austria)                        100.00 (135)
139. Pittsburgh Corning Nederland B.V. (Netherlands)          100.00 (135)
140. Pittsburgh Corning Scandinavia AB (Sweden)               100.00 (135)
141. Pittsburgh Corning (Schweiz) A.G. (Switzerland)          100.00 (135)
142. Pittsburgh Corning (U.K.) Ltd. (United Kingdom)           99.00 (135)
143. Shanghai Corning Engineering Corporation Ltd.
       (Peoples Republic of China)                             50.00  (15)
144. Optical Fibres (United Kingdom)                           50.00  (19)
145. Samsung Corning Co., Ltd. (Korea)                         50.00  (4)
146. Samsung Corning Company (Malaysia) SDN BHD (Malaysia)    100.00 (145)
147  N-Cor, Ltd. (Japan)                                       50.00  (25)
148. Cormetech, Inc. (Delaware)                                50.00  (1)
149. Corporate Venture Partners (Delaware)                     26.58  (1)

Subsidiaries of the Registrant as of January 2, 1994 are listed below:

                                                             Percentage of
                                                        Corp. voting securities
No.               Name                                    owned by (Corp. No.)

150. Corsam Glasstec R&D Center (Delaware)                     50.00  (1)
                                                               50.00 (145)
151. Doan Associates (Michigan)                                20.00  (1)
152. Dow Corning Corporation (Michigan)                        50.00  (1)
153. Fairfield Venture Partners II, L.P. (Connecticut)         43.79  (1)
154. Pittsburgh Corning Corporation (Pennsylvania)             50.00  (1)
155. U.S. Conec, Ltd. (Delaware)                               50.00  (48)
156. Steuben Partners, L.P. (Connecticut)                      21.88  (1)
157. Newco (Ohio)                                              48.00  (54)
158. Iwaki Corning (M) SDN BHD (Malaysia)                      27.00  (61)
159. Clinical Pathology Institute (Pennsylvania)               33.33  (76)
160. Surgical Eye Enterprises L.P. (Pennsylvania)              50.00  (79)
161. Surgical Eye Institute L.P. (Pennsylvania)                50.00 (160)
162. Nevillewood L.P. (Pennsylvania)                           29.08  (79)
163. Pharmakon Research & Development (Pennsylvania)           25.00  (79)
164. Hazleton Clinical Research Institute Inc. (Delaware)      50.00 (101)
165. SciCor S.A. (Switzerland)                                 40.00 (103)
166. Watkins Glen International, Inc. (New York)               50.00  (35)



As explained on page 18, financial statements of companies accounted for under the equity method, except Dow Corning Corporation, are omitted. Summary financial information on Corning's equity basis companies is included in Note 4, appearing on pages 29 through 30, in this Annual Report on Form 10-K.

The following exhibits are included only in copies of the 1993 Annual Report on Form 10-K filed with Securities and Exchange Commission.

            Exhibit #24       Powers of attorney.

                              -- Proxy Statement of the Registrant dated
                                 March 9, 1994.

Copies of these exhibits may be obtained by writing to Mr. A. John Peck, Jr., Secretary, Corning Incorporated, HQ-E2-A14, Corning, New York 14831.